UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 3, 2012

Commission	Registrant, State of Incorporation,	I.R.S. Employer
File Number	Address and Telephone Number	Identification No.

1-8809	SCANA Corporation	57-0784499
(a South Carolina corporation)
100 SCANA Parkway, Cayce, South Carolina 29033
(803) 217-9000

Not Applicable __________________________________________________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

❑    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

❑    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

❑    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
    (17 CFR 240.14d-2(b))

❑     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
    (17 CFR 240.13e-4(c))

Item 5.07    SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Our annual meeting of shareholders was held on May 3, 2012. The following matters were voted upon at the meeting by the holders of our common stock.

1.	The following directors were elected for terms expiring at our 2015 annual meeting of shareholders.

Nominee	Votes For	Authority Withheld	Broker Nonvotes
James A. Bennett	80,521,902	2,056,652	27,959,349
Lynne M. Miller	80,514,742	2,063,812	27,959,349
James W. Roquemore	81,089,952	1,488,602	27,959,349
Maceo K. Sloan	80,494,698	2,083,856	27,959,349

2.          The appointment of Deloitte & Touch LLP as our independent registered public accounting firm was approved.

Votes For	109,369,491
Votes Against	649,934
Abstentions	518,478
Broker Nonvotes	0

3.	Advisory (non-binding) vote on shareholder proposal to repeal the classification of the board of directors.

Votes For	49,780,200
Votes Against	30,847,092
Abstentions	1,951,262
Broker Nonvotes	27,959,349

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SCANA Corporation
(Registrant)

Date: May 4, 2012	By:	/s/James E. Swan, IV
James E. Swan, IV
Controller